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                                                                    EXHIBIT 23.3




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated May 27,1997 (except with respect to Note 16, as to which the date is October 31,1997) included in this Form S-4, into the Company's previously filed Registration Statement File Nos. 33-80657, 333-15043, 333-151076, and 333-30427.


/s/ ARTHUR ANDERSEN LLP


Jacksonville, Florida
October 31, 1997